Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (“Amendment No. 1”) is effective as of the      day of May 2013 (the “Effective Date”) between ATRICURE, INC., a Delaware corporation (the “Corporation”) and MICHAEL H. CARREL (the “Executive”).

RECITALS

A. The Corporation and the Executive have entered into that certain Employment Agreement, effective as of November 1, 2012 (the “Employment Agreement”), pursuant to which the Corporation retained the Executive.

B. The Corporation and the Executive now desire to amend the Employment Agreement as provided in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

1. Capitalized terms used but not defined in this Amendment No. 1 have the meanings assigned such terms in the Employment Agreement.

2. Section 3 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

“3. Work Location. The Executive shall perform his duties hereunder in such locations as may be required by the nature of such duties from time to time.”

3. Other than as set forth in this Amendment No. 1, all of the terms and conditions of the Employment Agreement shall continue in full force and effect.

4. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to the conflicts of laws of the State of Ohio or any other jurisdiction.

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IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to Employment Agreement effective as of the date first above written.

ATRICURE, INC.

By:
M. Andrew Wade
Vice President, Chief Financial Officer

EMPLOYEE

Michael H. Carrel